Exhibit 10.3

                      SECOND AMENDMENT TO CREDIT AGREEMENT

     This Second Amendment to Credit Agreement (this "Second Amendment") dated as of February 4, 2002, to be effective as set forth in Section 6 hereof, is among Comstock Resources, Inc., a Nevada corporation ("Borrower"), the Lenders from time to time party to the Credit Agreement (as defined below), Toronto Dominion (Texas), Inc., ("Administrative Agent"), and The Toronto-Dominion Bank ("Issuing Bank").

                              PRELIMINARY STATEMENT

     A. The Borrower, the Lenders, the Administrative Agent and the Issuing Bank have entered into that certain Credit Agreement dated as of December 17, 2001, as amended by the First Amendment to Credit Agreement dated as of December 26, 2001 (such Credit Agreement, as amended by such First Amendment to Credit Agreement, and as otherwise amended, restated or supplemented from time to time until the date hereof, the "Credit Agreement").

     B. The Borrower intends to issue pursuant to the terms of the Existing Comstock Indenture (as defined in the Credit Agreement) additional senior unsecured notes due 2007 in an aggregate principal amount not exceeding $75,000,000 (the "Additional Bond Transaction"), a portion of the proceeds of which shall be used to repay Loans outstanding under the Credit Agreement.

     C. The Determining Agents and the Lenders have determined that the Borrowing Base shall be automatically reduced to $240,000,000 concurrently with the consummation of the Additional Bond Transaction.

     D. The Borrower, the Lenders, the Administrative Agent and the Issuing Bank intend to amend certain provisions of the Credit Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

     Section 5. Definitions. Unless otherwise defined in this Second Amendment, each capitalized term used in this Second Amendment has the meaning assigned to such term in the Credit Agreement.

     Section 6. Amendment of Credit Agreement. The Credit Agreement is hereby amended as follows:

          (a) The definition of "Existing Comstock Indenture" in Section 1.1 of the Credit Agreement is hereby amended by deleting the words "in the aggregate principal amount of $150,000,000 due 2007" therein and inserting in their place the phrase "due 2007 in an aggregate principal amount of up to $220,000,000".

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          (b) The definition of "Indenture Debt Documents" in Section 1.1 of the
     Credit Agreement is hereby deleted in its entirety and replaced by the following definition:

               " "Indenture Debt Documents" means the Existing Comstock Indenture and any documents related to or delivered in connection with any refinancings, refundings, renewals or extensions of the facilities described in the Existing Comstock Indenture." (c) Clause (f) of
          Section 7.3 of the Credit Agreement is hereby amended and restated in its entirety to provide:

               " (f) Indebtedness of (i) DevX outstanding on the Closing Date under the DevX Indenture and (ii) the Borrower outstanding under the Indenture Debt Documents, provided that the principal amount of any Indebtedness outstanding under the Indenture Debt Documents shall not exceed $220,000,000 at any time (except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with any refinancing, refunding, renewal or extension of the facilities described in the Indenture Debt Documents)."

     Section 7. Use Proceeds of Additional Bond Transaction to Repay Loans. The Borrower hereby covenants and agrees that it shall, immediately upon the consummation of the Additional Bond Transaction, use that portion of the proceeds of the Additional Bond Transaction to repay any Loans outstanding on the date thereof such that, after giving effect to the application of such proceeds, the then aggregate outstanding amount of all Credit Extensions under the Credit Agreement shall be equal to or less than $240,000,000.

     Section 8. Redetermination of the Borrowing Base. Concurrently with the consummation of the Additional Bond Transaction and the effectiveness of this Second Amendment (as set forth in Section 6 below), the Borrowing Base shall automatically reduce to $240,000,000, which Borrowing Base shall remain in effect until the Borrowing Base shall be redetermined in accordance with Section
2.8 of the Credit Agreement.

     Section 9. Ratification. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement and the other Loan Documents.

     Section 10. Effectiveness. This Second Amendment shall become effective concurrently with the consummation of the Additional Bond Transaction upon satisfaction of each of the conditions set forth in this Section 6:

          (a) The Administrative Agent shall have received duly executed counterparts of this Second Amendment from the Borrower, the Issuing Bank and Lenders holding not less than 75% of the aggregate amount of the Credit Extensions then outstanding, together with a duly executed consent of each


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     Guarantor to this Second Amendment and a ratification of each Loan Document to which such Guarantor is a party.

          (b) The Borrower shall have confirmed and acknowledged to the Administrative Agent, the Issuing Bank and the Lenders, and by its execution and delivery of this Second Amendment the Borrower does hereby confirm and acknowledge to the Administrative Agent, the Issuing Bank and the Lenders, that (i) the execution, delivery and performance of this Second Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity, (iii) the representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

          (c) All conditions precedent to the effectiveness of the Additional Bond Transaction (other than the effectiveness of this Second Amendment) shall have been satisfied or waived and the Borrower shall have consummated the Additional Bond Transaction.

     Section 11. Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the principles thereof relating to conflicts of law except section 5-1401 of the New York General Obligations Law).

     Section 12. Miscellaneous. (a) On and after the effectiveness of this Second Amendment, each reference in each Loan Document to "this Agreement", "this Note", "this Mortgage", "hereunder", "hereof" or words of like import, referring to such Loan Document, and each reference in each other Loan Document to "the Credit Agreement", "the Notes", "the Mortgages", "thereunder", "thereof" or words of like import referring to the Credit Agreement, the Notes, or the Mortgage or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage or any of them, as amended or otherwise modified by this Second Amendment; (b) the execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any other Loan Party or any right, power or remedy of the Administrative Agent, the Issuing Bank and the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Second Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Second Amendment.


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     Section 13. Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN
DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.



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




     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by its officers thereunto duly authorized as of the date Second above written.


                                  BORROWER:

                                  COMSTOCK RESOURCES, INC.,
                                  a Nevada corporation

                                  By:/s/M. JAY ALLISON
                                     -----------------
                                  Name: M.Jay Allison
                                  Title: President


                                  ADMINISTRATIVE AGENT, ISSUING BANK
                                  AND LENDERS:

                                  TORONTO DOMINION (TEXAS), INC.
                                  as Administrative Agent and Lender

                                  By:/s/NEVA NESBITT
                                     ----------------
                                  Name:Neva Nesbitt
                                  Title:Vice President


                                  THE TORONTO-DOMINION BANK,
                                  as Issuing Bank

                                  By:/s/NEVA NESBITT
                                     ----------------
                                  Name:  Neva Nesbitt
                                  Title: Manager, Syndication and Credit
                                         Administration


                                  BANK OF MONTREAL,
                                  as Syndication Agent and Lender

                                  By:/s/ JAMES V. DUCOTE
                                     -------------------
                                  Name: James V. Ducote
                                  Title:   Director






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                                  FORTIS CAPITAL CORP.

                                  By:/s/DARRELL W. HOLLEY
                                     --------------------
                                  Name: Darrell W. Holley
                                  Title:  Managing Direct

                                  By:/s/DAVID MONTGOMERY
                                     -------------------
                                  Name: David Montgomery
                                  Title: Vice President


                                  BANK OF SCOTLAND

                                  By:/s/JOSEPH FRATUS
                                     ----------------
                                  Name: Joseph Fratus
                                  Title: Vice President


                                  WASHINGTON MUTUAL BANK, FA

                                  By:/s/MARK M. ISENEE
                                     -----------------
                                  Name: Mark M. Isensee
                                  Title:   Vice President


                                  CIBC INC.

                                  By:/s/GEORGE KNIGHT
                                     ----------------
                                  Name: George Knight
                                  Title:   Managing Director


                                  COMERICA BANK-TEXAS

                                  By:/s/PETER L. SEFZIK
                                     ------------------
                                  Name: Peter L. Sefzik
                                  Title:Corporate Banking Officer


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                                  COMPASS BANK

                                  By:/s/DOROTHY MARCHAND
                                     -------------------
                                  Name:  Dorothy Marchand
                                  Title: Senior Vice President


                                  PNC BANK, NATIONAL ASSOCIATION

                                  By:/s/DOUG CLARK
                                     -------------
                                  Name: Doug Clark
                                  Title:  Vice President


                                  UNION BANK OF CALIFORNIA, N.A.

                                  By:/s/SEAN MURPHY
                                     --------------
                                  Name: Sean Murphy
                                  Title: Assistant Vice President


                                  HIBERNIA NATIONAL BANK

                                  By:/s/DARIA MAHONEY
                                     ----------------
                                  Name: Daria Mahoney
                                  Title:   Vice President


                                  NATEXIS BANQUES POPULAIRES

                                  By:______________________
                                  Name:
                                  Title:


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                          ACKNOWLEDGMENT BY GUARANTORS


     Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Second Amendment to Credit Agreement dated as of February 4, 2002 (the "Second Amendment"), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Second Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and
(c) it has reviewed a copy of the Second Amendment.

                                  COMSTOCK OIL & GAS, INC.
                                  COMSTOCK OIL & GAS HOLDINGS, INC.
                                  COMSTOCK OIL & GAS - LOUISIANA, LLC
                                  COMSTOCK OFFSHORE, LLC
                                  DEVX ENERGY, INC., a Delaware corporation
                                  DEVX ENERGY, INC., a Nevada corporation
                                  DEVX OPERATING COMPANY


                                  By:/s/M. JAY ALLISON
                                     -----------------
                                  Name:  M. Jay Allison
                                  Title: President



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